SELECT*ANNUITY III

AN INDIVIDUAL DEFERRED VARIABLE/FIXED ANNUITY CONTRACT

issued by

Reliastar Life Insurance Company

and its

ReliaStar Select Variable account

Supplement dated March 21, 2007, to your prospectus dated April 29, 2007. Please read it carefully and keep it with your prospectus for future reference.

_________________________________________________________________________________

IMPORTANT INFORMATION ABOUT THE ING MARKETPRO PORTFOLIO

Effective April 30, 2007, we are closing to new investors and to new investments by existing investors the subaccount which invests in the following Fund:

· ING MarketPro Portfolio (Class I)

Contract Owners who have Contract Value allocated to the subaccount that corresponds to this Fund may leave their Contract Value in that subaccount, but future allocations and transfers into that subaccount are prohibited. If your most recent premium allocation instructions includes a subaccount that corresponds to this Fund, premium received after April 30, 2007, that would have been allocated to that subaccount will be allocated on a pro rata basis among all the other available subaccounts in which your Contract Value is allocated. If there are no other such subaccounts, you must provide us with alternative allocation instructions or the premium payment will be returned to you.

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